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                                                                    Exhibit 31.1

                                 CERTIFICATION

I, Scott Goldsmith, certify that:

1.   I have reviewed this annual report on Form IOQSB of Prevention
     Insurance.com.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact necessary to make the statements made in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuers as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedure (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the small business issuer and have;

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is known to us by others within those entities, particularly during the period in which this report is being prepared.

     (b) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation and

     (c) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's first fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record process, summarize and report financial information and



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     (b)  Any fraud, whether or not material that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.





9/15/05                                      Signed:

                                             /s/ Scott Goldsmith
                                             --------------------------
                                             Scott Goldsmith
                                             President/CFO